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                                                                    EXHIBIT 10.5

                      (CONGRESS FINANCIAL CORP. LETTERHEAD)
                                   May 9, 2001


Krause's Custom Crafted Furniture Corp.
Castro Convertible Corporation
200 North Berry Street
Brea, California 92821


Gentlemen:

        Reference is made to that certain Tenth Amendment to Loan and Security Agreement dated as of April 10, 2001 among us (the "Tenth Amendment"), which amended that certain Loan and Security Agreement dated as of January 20, 1995 among us, as previously amended (the "Loan Agreement") subject to the satisfaction of the conditions precedent set forth in Section 5 of the Tenth Amendment (capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement and the Tenth Amendment). One of those conditions precedent, namely that we receive copies of the documents executed by Borrower or Parent in connection with the GECC Loan, together with an original Intercreditor Agreement duly executed and delivered by GECC with respect thereto, all in form and substance satisfactory to us, as set forth in
Section 5(e) of the Tenth Amendment (the "GECC Condition"), has not yet been satisfied. You have requested us to waive the GECC Condition. We further understand that the maximum aggregate principal sum of the GECC Loan may be increased from $3,000,000.

        We hereby waive the GECC Condition as a condition precedent to the effectiveness of the Tenth Amendment, and the Tenth Amendment shall be deemed effective, subject, however, to the following terms, conditions, modifications and agreements:

        1. Section 1(a) of the Tenth Amendment, amending the definition of "Adjusted Net Worth" in Section 1.2 of the Loan Agreement, shall not be effective unless and until the GECC Condition is satisfied; and upon satisfaction of the GECC Condition, Section 1(a) of the Tenth Amendment and such definition shall be deemed modified as necessary to reflect the actual maximum aggregate principal sum of the GECC Loan.

        2. With respect to Section 1(a) of the Tenth Amendment and Section 9.14 of the Loan Agreement, Borrower shall maintain Adjusted Net Worth as of the last day of each fiscal month of not less than the amount set forth below for such fiscal month, provided, that, upon satisfaction of the GECC Condition, each of the amounts set forth below shall be increased by the actual maximum aggregate principal sum of the GECC Loan:


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                     ------------------       ---------------
                        Fiscal Month              Amount
                     ------------------       ---------------
                         April 2001             $700,000
                     ------------------       ---------------
                          May 2001             <$100,000>
                     ------------------       ---------------
                          June 2001             $600,000
                     ------------------       ---------------
                          July 2001            <$800,000>
                     ------------------       ---------------
                         August 2001               $0
                     ------------------       ---------------
                       September 2001           $500,000
                     ------------------       ---------------
                        October 2001           <$400,000>
                     ------------------       ---------------
                        November 2001          <$400,000>
                     ------------------       ---------------
                      Each fiscal month
                        thereafter             $1,900,000
                     ------------------       ---------------

        3. The consent to the GECC Loan set forth in Section 3 of the Tenth Amendment shall not be effective unless and until the GECC Condition is satisfied.

        This letter agreement shall amend and modify the Tenth Amendment and the Loan Agreement. To the extent of any inconsistencies between this letter agreement, on the one hand, and the Tenth Amendment or the Loan Agreement, on the other hand, this letter agreement shall govern. In all other respects, the Tenth Amendment and the Loan Agreement shall remain in full force and effect.

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                                    Very truly yours,


                                    CONGRESS FINANCIAL CORPORATION (WESTERN)

/s/ Randy Bowman
Accepted and agreed to this
9th day of May 2001:

KRAUSE'S CUSTOM CRAFTED
FURNITURE CORP.,
a California corporation


By:   /s/ Robert A. Burton
    ----------------------------------
Name: Robert A. Burton
      --------------------------------
Title: Exec. V.P., CFO
      --------------------------------

CASTRO CONVERTIBLE CORPORATION,
a New York corporation


By:   /s/ Robert A. Burton
    ----------------------------------
Name: Robert A. Burton
      --------------------------------
Title: Exec. V.P., CFO
      --------------------------------


KRAUSE'S FURNITURE, INC.,
a Delaware corporation


By:   /s/ Robert A. Burton
    ----------------------------------
Name: Robert A. Burton
      --------------------------------
Title: Exec. V.P., CFO
      --------------------------------